UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2009

Max Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 11, 2009, the Registrant issued a news release announcing financial results for the three months and year ended December 31, 2008. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission (“SEC”) for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On February 11, 2009, the Registrant issued a news release announcing the declaration by the Board of Directors of a dividend of $0.09 per share. The news release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	News Release of Max Capital Group Ltd., dated February 11, 2009, announcing financial results.

99.2	News Release of Max Capital Group Ltd., dated February 11, 2009, announcing dividend declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.

February 18, 2009	By:	/s/ Peter A. Minton
	Name:	Peter A. Minton
	Title:	Executive Vice President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
99.1	News Release of Max Capital Group Ltd., dated February 11, 2009, announcing financial results.
99.2	News Release of Max Capital Group Ltd., dated February 11, 2009, announcing dividend declaration.